UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2024

 ______________________

 iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

______________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ______________________

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	ICAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2024, Dr. Hedvig Hricak, M.D., Ph.D., was appointed to the Board of Directors of iCAD, Inc. (the “Company”), effective immediately.

In connection with her appointment, Dr. Hricak was granted an inaugural equity incentive grant in the form of an option (the “Option”) to purchase a total of 40,000 shares of the Company’s common stock, par value $0.01 per share. The Option shall vest in equal quarterly increments over a period of one year from the date of grant and has an exercise price per share of $1.36, which was the closing price of the Company’s common stock on the Nasdaq Stock Market on the date of grant.

Dr. Hricak, age 77, has been a member of the Molecular Pharmacology and Chemistry Program at Sloan Kettering Institute since 2000, and a member of the Department of Radiology at Sloan Kettering Cancer Center since 1999. Dr. Hricak has been a Professor at the Gerstner Sloan-Kettering Graduate School of Biomedical Sciences since 2004, and a Professor at the Weill Medical College of Cornell University since 2000. Dr. Hricak is an elected member of the National Academy of Medicine (“NAM”) of the United States and received the David Rall Medal, the NAM award for distinguished leadership. Dr. Hricak has also received the Order of the Croatian Morning Star of Katarina Zrinska Presidential Award of Croatia, as well as eight gold medals and 23 honorary fellowships from radiological societies around the world. Dr. Hricak holds honorary doctorates from the Ludwig Maximilian University, Munich, Germany and the University of Toulouse III, Paul Sabatier, Toulouse, France. Dr. Hricak received an M.D. from the University of Zagreb, Yugoslavia, and a Dr.Med.Sc (Ph.D) from the Karolinska Institute, Stockholm, Sweden.

There is no arrangement or understanding between Dr. Hricak and any other person pursuant to which Dr. Hricak was selected as a director of the Company and there is no family relationship between Dr. Hricak and any of the Company’s directors or executive officers. The Company is not aware of any transaction involving Dr. Hricak which would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICAD, INC.
(Registrant)

By:	/s/ Dana Brown
Dana Brown
Chief Executive Officer and President

 Date: February 26, 2024